Schedule A

to the Amended and Restated Investment Advisory Agreement

between Direxion Shares ETF Trust and Rafferty Asset Management, LLC

Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF	1.05%

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Ether Strategy ETF	0.75%
Direxion Bitcoin Strategy Bear ETF	0.75%
Direxion Ether Strategy ETF	0.75%
Direxion Ether Strategy Bear ETF	0.75%
Direxion Concentrated Energy ETF	0.75%
Direxion Daily Concentrated Energy Bear 1X Shares	0.75%
Direxion Daily Concentrated Energy Bull 2X Shares	0.75%
Direxion Daily Concentrated Energy Bear 2X Shares	0.75%
Direxion Concentrated Homebuilders & Supplies ETF	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bear 1X Shares	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bull 2X Shares	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bear 2X Shares	0.75%
Direxion Concentrated Semiconductors ETF	0.75%
Direxion Daily Concentrated Semiconductors Bear 1X Shares	0.75%
Direxion Daily Concentrated Semiconductors Bull 2X Shares	0.75%
Direxion Daily Concentrated Semiconductors Bear 2X Shares	0.75%
Direxion Concentrated Electric and Autonomous Vehicles ETF	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 1X Shares	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 2X Shares	0.75%
Direxion Concentrated Biotech ETF	0.75%
Direxion Daily Concentrated Biotech Bear 1X Shares	0.75%
Direxion Daily Concentrated Biotech Bull 2X Shares	0.75%
Direxion Daily Concentrated Biotech Bear 2X Shares	0.75%
Direxion Concentrated Retail ETF	0.75%
Direxion Daily Concentrated Retail Bear 1X Shares	0.75%
Direxion Daily Concentrated Retail Bull 2X Shares	0.75%
Direxion Daily Concentrated Retail Bear 2X Shares	0.75%
Direxion Concentrated Technology ETF	0.75%
Direxion Daily Concentrated Technology Bear 1X Shares	0.75%
Direxion Daily Concentrated Technology Bull 2X Shares	0.75%
Direxion Daily Concentrated Technology Bear 2X Shares	0.75%

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Moonshot Innovators ETF	0.60%
Direxion Work From Home ETF	0.40%
Direxion NYSE FANG+ ETF	0.40%
Direxion Hydrogen ETF	0.40%

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF	0.50%

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily NYSE FANG+ Bear 1X Shares	0.35%
Direxion Daily MAGMA Bear 1X Shares	0.35%
Direxion Daily AI and Big Data Bear 1X Shares	0.35%
Direxion Daily Magnificent 7 Bear 1X Shares	0.35%
Direxion Daily MSCI Emerging Markets ex China Bear 1X Shares	0.60%
Direxion Daily Concentrated Qs Bear 1X Shares	0.35%

Bitcoin Funds

Direxion Daily Bitcoin Strategy Bull 1.25X Shares	0.75%
Direxion Daily Bitcoin Strategy Bear 1.25X Shares	0.75%
Direxion Daily Bitcoin Strategy Bull 1.5X Shares	0.75%
Direxion Daily Bitcoin Strategy Bear 1.5X Shares	0.75%
Direxion Daily Bitcoin Strategy Bull 1.75X Shares	0.75%
Direxion Daily Bitcoin Strategy Bear 1.75X Shares	0.75%
Direxion Daily Bitcoin Strategy Bull 2X Shares	0.75%
Direxion Daily Bitcoin Strategy Bear 2X Shares	0.75%
Direxion Daily Spot Bitcoin Bear 1X Shares	0.75%
Direxion Daily Spot Bitcoin Bull 1.5X Shares	0.75%
Direxion Daily Spot Bitcoin Bear 1.5X Shares	0.75%
Direxion Daily Spot Bitcoin Bull 2X Shares	0.75%
Direxion Daily Spot Bitcoin Bear 2X Shares	0.75%

Ether Leveraged Funds

Direxion Daily Ether Strategy Bull 1.25X Shares	0.75%
Direxion Daily Ether Strategy Bear 1.25X Shares	0.75%
Direxion Daily Ether Strategy Bull 1.5X Shares	0.75%
Direxion Daily Ether Strategy Bear 1.5X Shares	0.75%
Direxion Daily Ether Strategy Bull 1.75X Shares	0.75%
Direxion Daily Ether Strategy Bear 1.75X Shares	0.75%
Direxion Daily Ether Strategy Bull 2X Shares	0.75%
Direxion Daily Ether Strategy Bear 2X Shares	0.75%

Single Stock Funds

Direxion Daily TSLA Bear 1X Shares	0.75%
Direxion Daily META Bear 1X Shares	0.75%
Direxion Daily NFLX Bear 1X Shares	0.75%
Direxion Daily AAPL Bear 1X Shares	0.75%
Direxion Daily MSFT Bear 1X Shares	0.75%
Direxion Daily AMZN Bear 1X Shares	0.75%
Direxion Daily GOOGL Bear 1X Shares	0.75%
Direxion Daily NVDA Bear 1X Shares	0.75%
Direxion Daily AMD Bear 1X Shares	0.75%
Direxion Daily CVX Bear 1X Shares	0.75%
Direxion Daily COP Bear 1X Shares	0.75%
Direxion Daily XOM Bear 1X Shares	0.75%
Direxion Daily EOG Bear 1X Shares	0.75%
Direxion Daily TSLA Bull 1.5X Shares	0.75%
Direxion Daily AAPL Bull 1.5X Shares	0.75%
Direxion Daily MSFT Bull 1.5X Shares	0.75%
Direxion Daily AMZN Bull 1.5X Shares	0.75%
Direxion Daily GOOGL Bull 1.5X Shares	0.75%
Direxion Daily AMD Bull 1.5X Shares	0.75%
Direxion Daily AMD Bear 1.5X Shares	0.75%
Direxion Daily CVX Bull 1.5X Shares	0.75%
Direxion Daily COP Bull 1.5X Shares	0.75%
Direxion Daily XOM Bull 1.5X Shares	0.75%
Direxion Daily EOG Bull 1.5X Shares	0.75%
Direxion Daily NVDA Bull 1.5X Shares	0.75%

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily E-Gaming Bull 2X Shares	0.75%
Direxion Daily E-Gaming Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%
Direxion Daily Travel & Vacation Bear 2X Shares	0.75%
Direxion Daily Aviation Bull 2X Shares	0.75%
Direxion Daily Aviation Bear 2X Shares	0.75%

Direxion Daily China Technology Bull 2X Shares	0.75%
Direxion Daily China Technology Bear 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bear 2X Shares	0.75%
Direxion Daily Crypto Industry Bull 2X Shares	0.75%
Direxion Daily Crypto Industry Bear 2X Shares	0.75%
Direxion Daily Transformative Tech 100 Bull 2X Shares	0.75%
Direxion Daily Transformative Tech 100 Bear 2X Shares	0.75%
Direxion Daily MAGMA Bull 2X Shares	0.75%
Direxion Daily AI and Big Data Bull 2X Shares	0.75%
Direxion Daily AI and Big Data Bear 2X Shares	0.75%
Direxion Daily Magnificent 7 Bull 2X Shares	0.75%
Direxion Daily Magnificent 7 Bear 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets ex China Bear 2X Shares	0.75%
Direxion Daily Uranium Bull 2X Shares	0.75%
Direxion Daily Uranium Bear 2X Shares	0.75%
Direxion Daily Concentrated Qs Bull 2X Shares	0.75%
Direxion Daily Concentrated Qs Bear 2X Shares	0.75%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.75%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.75%
Direxion Daily FTSE China Bear 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.75%
Direxion Daily Financial Bull 3X Shares	0.75%
Direxion Daily Financial Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.75%
Direxion Daily Mid Cap Bull 3X Shares	0.75%
Direxion Daily Real Estate Bull 3X Shares	0.75%
Direxion Daily Real Estate Bear 3X Shares	0.75%
Direxion Daily Regional Banks Bull 3X Shares	0.75%
Direxion Daily Retail Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Daily Semiconductor Bull 3X Shares	0.75%
Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Small Cap Bull 3X Shares	0.75%
Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily MSCI South Korea Bull 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%
Direxion Daily Technology Bear 3X Shares	0.75%
Direxion Daily FTSE Europe Bull 3X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bear 3X Shares	0.75%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.75%

Direxion Daily Utilities Bull 3X Shares	0.75%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.75%
Direxion Daily MSCI Mexico Bull 3X Shares	0.75%
Direxion Daily Transportation Bull 3X Shares	0.75%
Direxion Daily Industrials Bull 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.75%

Last Updated: February 7, 2024